SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             001-31964           13-3692801
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(State or other jurisdiction of      (Commission File    (IRS Employer
incorporation or organization)        Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                   -------------

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Item 1.   Changes in Control of Registrant.
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          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
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          Not Applicable.

Item 3.   Bankruptcy or Receivership.
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          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
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          Not Applicable.

Item 5.   Other Events.
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          Attached as Exhibit 99.1 please find a press  release  released on May
          11, 2004.

Item 6.   Resignations of Registrant's Directors.
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          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2004
                                              STRUCTURED PRODUCTS CORP.


                                              By: /s/ Mark C. Graham
                                                --------------------------------
                                                Name:  Mark C. Graham
                                                Title: Authorized Signatory




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                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

  99.1    Press Release released on May 11, 2004

                                  Exhibit 99.1
                                  ------------


Corporate Backed Trust Securities Transaction to be Terminated

FOR IMMEDIATE RELEASE

          New York, New York - May 11, 2004: Corporate Backed Trust Securities (CorTS(R)) Certificates, CorTS(R) Trust for Verizon Maryland Debentures, CUSIP 22082M205 and New York Stock Exchange symbol HYG, which has been established by Structured Products Corp., announced that because Verizon Maryland Inc. elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934, the securities held by the trust established by Structured Products Corp. are required to be liquidated. On May 10, 2004, U.S. Bank Trust National Association, as trustee, requested bids for the sale of the securities held by the trust. The sale of the securities is scheduled to settle on May 13, 2004. On May 13, 2004, U.S. Bank Trust National Association, as trustee, is scheduled to receive $24,109,300.37 as proceeds from the sale of the Term Assets, and holders of the certificates are expected to receive $23.39 per $25 certificate principal balance. Following the distribution, the trust established by Structured Products Corp. will terminate and the certificates will be cancelled. The trust has issued certificates relating in the aggregate to $30,000,000 principal amount of 5.125% Debentures, Series B, due June 15, 2033 issued by Verizon Maryland Inc.

       Contact:
       Marlene Fahey
       U.S. Bank Trust National Association
       (212) 361-2510